COLUMBIA NEWPORT TIGER FUND
                                  (the "Fund")

                Supplement to Prospectuses dated January 1, 2004


The section entitled Portfolio Managers is revised in its entirety as follows:

Portfolio Manager

Eric Robert Lewis Sandlund, a senior equity portfolio manager and vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since August, 2002. Mr. Sandlund has been associated with Columbia Management or its predecessors since June, 2002. Prior to joining Columbia Management in June, 2002, Mr. Sandlund was managing director and chief investment officer, Asia Pacific of Merrill Lynch Investment Managers (Merrill Lynch) in Singapore from January, 2000 to June, 2002. Prior to joining Merrill Lynch, Mr. Sandlund was a regional managing director and chief investment officer of Prudential Portfolio Managers (Asia) Limited in Hong Kong from 1994 to 1999.

732-36/342R-0304                                                  March 4, 2004